EXHIBIT  10(l)(i)



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                                                 Exhibit  10(l)(i)


                                       CONFORMED COPY


                             AMENDMENT NO. 1 TO CREDIT AGREEMENT


              AMENDMENT dated as of June 28, 1996 among THE LOUISIANA LAND AND EXPLORATION COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION and NATIONSBANK OF TEXAS, N.A., as Co-Agents.


                                    W I T N E S S E T H :


              WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of June 8, 1995 (the "Agreement"); and

              WHEREAS, the parties hereto desire to amend certain provisions of the Agreement.

              NOW, THEREFORE, the parties hereto agree as follows:

              SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein", and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

              SECTION 2. Amendments to Definitions. Section 1.01 of the Agreement is amended as follows:

              (a) The definition "Termination Date" is amended by substituting "June 30, 2001" for "June 30, 2000".

              (b)  The definition "Debt" is amended to read as follows:


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              "Debt" of any Person means at any date, without
duplication, (i) all obligations of such Person for borrowed money,
(ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services,
(iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and for purposes of Section 5.12 [Negative Pledge] and the definition of Material Debt [Cross Default], all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument which remain unpaid for more than five days, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person (quantified, for purposes hereof, as an amount equal to the lesser of (a) the amount of such Debt and (b) the value (determined as of the last day of the fiscal year most recently ended) of the assets securing such Debt), (vii) all Debt of others Guaranteed by such Person; provided that (x) neither (a) trade or other accounts payable arising in the ordinary course of business nor (b) obligations in respect of insurance policies or performance or surety bonds (including performance or surety bonds in the form of a letter of credit or similar instrument) which are not themselves Guarantees of Debt (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit or similar instruments supporting the payment of the foregoing) shall constitute Debt, it being understood that any obligation referred to in (b) that is drawn and remains unpaid for more than 90 days shall constitute Debt, except where such obligation is being contested in good faith by appropriate proceedings, (y) the Morgan Gold Loans shall not at any time constitute Debt unless, at such time, for any reason whatsoever, (1) no royalty income shall have accrued under the Royalty Agreement dated as of December 5, 1984 between Copper Range Company, a Michigan Corporation, and the Borrower during the three consecutive fiscal quarters of the Borrower most recently ended prior to such time or (2) any payment required to have been made to the Borrower under such agreement prior to such time shall not have been paid on, or within 30 days after, the date such payment is due and (z) amounts borrowed by the Borrower under life insurance policies issued to the Borrower and covering employees or former employees of the Borrower not in excess of the cash surrender value of such policies shall not constitute Debt of the Borrower.

              SECTION 3.  Amendment of Section 5.12(g) of the
Agreement. Section 5.12(g) of the Agreement is amended by replacing $35,000,000 with $75,000,000.

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              SECTION 4.  Amendment of Section 9.06(c) of the
Agreement. The first sentence of Section 9.06(c) of the Agreement is amended to read as follows:

              Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a ratable portion of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent, which shall not be unreasonably withheld in the case of an assignment to an Assignee in an amount equivalent to an initial Commitment of not less than $10,000,000; provided that if an Assignee is an affiliate of such transferor
Bank no such consent shall be required; and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans.

              SECTION 5. Amendment of Pricing Schedule. The Agreement is further amended by replacing the existing Pricing Schedule attached thereto with the Pricing Schedule attached hereto.

              SECTION 6. Changes in Commitments. With effect from and including the date this Amendment becomes effective in accordance with Section 10 of this Amendment, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Agreement. Any Bank whose Commitment is changed to zero shall upon effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 shall continue to inure to the benefit of such Bank.

              SECTION 7. Debt Limit. Prior to a determination pursuant to Section 5.11(b)(ii)(x) of the Agreement on the basis of the initial Reserve Report hereafter delivered pursuant to Section 5.02(a) thereof, and subject to adjustment in accordance with
Section 5.11(b)(ii)(y) and 5.11(b)(iii) through (v) of the Agreement, the Debt Limit shall be $620,000,000.

              SECTION 8. No Other Waivers or Amendments. Except as expressly provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Banks under the Agreement. Except as expressly modified hereby, all of the terms and conditions of the Agreement shall remain unaltered and in full force and effect.

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              SECTION 9.  Governing Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

              SECTION 10. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and each of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

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                                      PRICING SCHEDULE


              The "Applicable Margin", "Commitment Fee Rate" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the "Pricing Level" that applies to the Borrower on such day:

                          Level     Level     Level     Level
      Status                I        II        III       IV

Applicable Margin         0.20%     0.25%     0.30%     0.50%

Commitment Fee Rate       0.0%      0.0%      0.0%      0.0%

Facility Fee Rate         0.10%     0.125%    0.15%     0.25%

              For purposes of this Schedule, the following terms have the following meanings, subject to the further provisions of this
Schedule:

              "Applicable Pricing Rating" means, as to the Borrower at any date, the higher of the ratings assigned to the Borrower by S&P and Moody's at such date; provided that if the difference between such ratings is more than one notch (e.g. more than the difference between A+ and A), the Applicable Pricing Rating will be the median rating between them (or if there is no such median rating, the higher of two intermediate ratings).

              "Level I Pricing" exists at any date if, at such date, the Applicable Pricing Rating is BBB+ (Baa1) or higher.

              "Level II Pricing" exists at any date if, at such date, the Applicable Pricing Rating is BBB (Baa2) or higher.

              "Level III Pricing" exists at any date if, at such date, the Applicable Pricing Rating is BBB- (Baa3) or higher.

              "Level IV Pricing" exists at any date if, at such date, no other Pricing Level applies.

              "Pricing Level" refers to the determination of which of Level I, Level II, Level III or Level IV applies at any date.

              The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business of such date.
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              IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                   THE LOUISIANA LAND AND
                                     EXPLORATION COMPANY


                                   By /s/ Suzanne V. Baer
                                      Title: Vice President &
                                               Treasurer

Commitments

$30,000,000                        MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                   By /s/ Vernon M. Ford, Jr.
                                      Title: Vice President


$27,000,000                        TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION

                                   By /s/ Scott Richardson
                                      Title: Vice President


$27,000,000                        NATIONSBANK OF TEXAS, N.A.


                                   By /s/ Paul A. Squires
                                      Title: Senior Vice President


$21,000,000                        UNION BANK OF SWITZERLAND,
                                    HOUSTON AGENCY


                                   By /s/ Dan O. Boyle
                                      Title: Managing Director


                                   By /s/ J. Finley Bigerstaff
                                      Title: Assistant Treasurer


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$21,000,000                        WACHOVIA BANK OF GEORGIA, N.A.


                                   By /s/ David K. Alexander
                                      Title: Senior Vice President


$14,000,000                        ABN AMRO BANK N.V., HOUSTON AGENCY
                                   By:  ABN AMRO North American, Inc.
                                          as agent


                                   By /s/ H. Gene Shiels
                                      Title: Vice President and
                                               Director


                                   By /s/ W. Bryan Chapman
                                      Title: Vice President and
                                               Director


$14,000,000                        BANK OF MONTREAL


                                   By /s/ Natasha Glossop
                                      Title: Director, U.S. Corporate
                                               Banking


$14,000,000                        THE BANK OF NEW YORK


                                   By /s/ Dennis M. Pidherny
                                      Title: Vice President


$14,000,000                        THE BANK OF NOVA SCOTIA


                                   By /s/ F.C.H. Ashby
                                      Title: Senior Manager Loan
                                               Operations


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$14,000,000                        BANQUE PARIBAS HOUSTON AGENCY


                                   By /s/ Barton D. Schouest
                                      Title: Group Vice President


                                   By /s/ Mark M. Green
                                      Title:  Vice President


$14,000,000                        BARCLAYS BANK PLC


                                   By /s/ Les Bek
                                      Title: Director


$14,000,000                        CREDIT LYONNAIS CAYMAN ISLAND
                                     BRANCH


                                   By /s/ Pascal Poupelle
                                      Title: Authorized Signature


$14,000,000                        THE FIRST NATIONAL BANK OF CHICAGO


                                   By /s/ Dixon P. Schultz
                                      Title: Vice President


$14,000,000                        FIRST NATIONAL BANK OF COMMERCE


                                   By /s/ Nemesio J. Viso
                                      Title: Assistant Vice President


$14,000,000                        HIBERNIA NATIONAL BANK


                                   By /s/ Colleen  B. Smith
                                      Title: Assistant Vice President


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$-0-                               MIDLAND BANK PLC, NEW YORK BRANCH


                                   By /s/ John A. Cleveland
                                      Title: Senior Vice President


$14,000,000                        THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED, NEW YORK BRANCH


                                   By /s/ Akijiro Yoshino
                                      Title: Executive Vice President



$-0-                               MEESPIERSON N.V.


                                   By /s/ Karel Louman
                                      Title: Vice President


$14,000,000                        MELLON BANK, N.A.


                                   By /s/ A. Gary Chace
                                      Title: Senior Vice President


$14,000,000                        ROYAL BANK OF CANADA


                                   By /s/ Linda M. Stephens
                                     Title: Manager


$14,000,000                        SOCIETE GENERALE, SOUTHWEST AGENCY


                                   By /s/ Elizabeth W. Hunter
                                      Title: Vice President


$14,000,000                        TORONTO DOMINION (TEXAS), INC.


                                   By /s/ Lisa Allison
                                      Title: Vice President


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$14,000,000                        WHITNEY NATIONAL BANK


                                   By /s/ Robert L. Browning
                                      Title: Senior Vice President


                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as Agent


                                   By /s/ Vernon M. Ford, Jr.
                                      Title:  Vice President



                                   TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Co-Agent


                                   By /s/ Scott Richardson
                                      Title: Vice President


                                   NATIONSBANK OF TEXAS, N.A.,
                                     as Co-Agent


                                   By /s/ Paul A. Squires
                                      Title: Senior Vice President